EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Mark Frohnmayer, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Arcimoto, Inc. (the registrant); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 30, 2020	By:	/s/ Mark Frohnmayer
Mark Frohnmayer
President and Chief Executive Officer